UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Amendment No. )
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY
STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant     Filed by a party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12
PG&E CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table in exhibit required by item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
Fee paid previously with preliminary materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON THURSDAY, MAY 19, 2022, AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

You are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy of the proxy materials. The items to be voted on and the location of the annual meeting are listed on the reverse side. Your vote is important!
This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by e-mail or mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Joint Notice of Annual Meeting and Joint Proxy Statement, a form of proxy card, and the 2021 Joint Annual Report to Shareholders are available at:
ViewMaterial.com/PCG
To vote your shares on the Internet

Step 1:	Go to ViewMaterial.com/PCG.
Step 2:	Click on the specific PG&E Corporation document you would like to view.
Step 3:
To vote your shares, click CESVote. You will be asked to enter your 11-digit control number (located by the arrow in the box below). Follow the simple instructions to execute your proxy and record your vote.

You will be able to vote electronically until 6:00 a.m., Eastern time, on Thursday, May 19, 2022 (except that PG&E 401(k) participants must provide voting instructions no later than 6:00 a.m., Eastern time, on Tuesday, May 17, 2022, to allow the plan Trustee time to vote on behalf of the participants). If you are a registered shareholder, you also may vote your shares in person at the annual meeting.
An admission ticket is on the reverse side. Information on attending the meeting and on voting in person can be found in the admission ticket and in the “User Guide”, section “General Information About the 2022 Annual Meetings and Voting” in the Joint Proxy Statement.

Obtaining a Paper or E-Mail Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 5, 2022 to facilitate timely delivery.
You may request a paper or e-mail copy of the Joint Proxy Statement, the form of proxy card, and the 2021 Joint Annual Report to Shareholders by following the instructions below. You will be asked to provide your 11-digit control number (located by the arrow in the box below). You also will be able to request paper or e-mail copies of the proxy materials for all future meetings.

1.Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or
2.Access the website SendMaterial.com and follow the instructions provided, or
3.Send us an e-mail at papercopy@SendMaterial.com with your control number in the subject line. Unless you instruct us otherwise, we will reply to your e-mail with links to the proxy materials in PDF format for the
2022 Annual Meeting of Shareholders only.

PG&E CORPORATION ANNUAL MEETING OF SHAREHOLDERS
The Annual Meeting of Shareholders of PG&E Corporation will be held at the San Ramon Valley Conference Center, 3301 Crow Canyon Rd., San Ramon, CA 94583, on Thursday, May 19, 2022, at 10:00 a.m., Pacific Time. Location information for the annual meeting is provided in the Joint Proxy Statement.

WHAT IS BEING VOTED ON AT THE ANNUAL MEETING?
1.Election of 8 Directors
Nominees of the Board of Directors:
(1)Rajat Bahri
(2)Jessica L. Denecour
(3)Admiral Mark E. Ferguson III, USN (ret.)
(4)Robert C. Flexon
(5)W. Craig Fugate
(6)Patricia K. Poppe
(7)Dean L. Seavers
(8)William L. Smith
2.Advisory Vote on Executive Compensation
3.Ratification of Deloitte and Touche LLP as the Independent Public Accounting Firm
4.Management Proposal to Amend the PG&E Corporation Articles of Incorporation
5.Such other business as may properly come before the meeting. Any shareholder nominations for director and any other shareholder matters presented at the annual meeting must comply with submission deadlines and other requirements in the company’s Bylaws.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?
The Board of Directors recommends a vote FOR the election of the directors, and FOR proposals 2, 3 and 4.

VOTE BY TELEPHONE
c/o Corporate Election Services PO Box 1150 Pittsburgh, PA 15230-1150	Have your voting instruction card available when you call the toll-free number 1-888-693-8683 using a touch-tone phone, and follow the simple instructions to record your vote.
VOTE BY INTERNET
Have your voting instruction card available when you access the website cesvote.com, and follow the simple instructions to record your vote.
VOTE BY MAIL
Please mark, sign, and date your voting instruction card, and return it in the postage-paid envelope provided or mail it to: Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230.

You can view the Joint Proxy Statement and the 2021 Joint Annual Report to Shareholders on the Internet at: investor.pgecorp.com/financials/annual-reports-and-proxy-statements
Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 6:00 a.m., Eastern time, on Tuesday, May 17, 2022, to be counted in the final tabulation.
If you vote by telephone or Internet, please do not send your voting instruction card by mail.
Voting instruction card must be signed and dated below.
Please fold and detach card at perforation before mailing.

PG&E CORPORATION VOTING INSTRUCTION CARD
To Fidelity Management Trust Company, Trustee
Pursuant to the provisions of PG&E Corporation’s Retirement Savings Plan and Retirement Savings Plan for Union-Represented Employees, you are instructed to vote the shares of PG&E Corporation common stock attributable to my Plan account as of March 21, 2022 at the Annual Meeting of Shareholders of PG&E Corporation to be held on Thursday, May 19, 2022, and at any adjournments or postponements thereof, as indicated on this voting instruction card, and upon all motions and resolutions which may properly come before said meeting and any adjournments or postponements thereof.
To participants in the Retirement Savings Plan and the Retirement Savings Plan for Union-Represented Employees:
If you sign but do not otherwise complete the card, you will be instructing the Trustee to vote all shares in accordance with the recommendations of the PG&E Corporation Board of Directors.

Signature

Date:_________________________________________, 2022
Please sign exactly as name appears on this card.

TO PARTICIPANTS IN THE RETIREMENT SAVINGS PLAN AND THE RETIREMENT SAVINGS PLAN FOR UNION- REPRESENTED EMPLOYEES:
As a participant, you are entitled to direct the Trustee how to vote your shares of
PG&E Corporation common stock attributable to your account.
The voting instruction card below is provided for your use in giving the Trustee confidential instructions to vote stock held in your Plan account at PG&E Corporation’s Annual Meeting of Shareholders on Thursday, May 19, 2022. You have one vote for each share of PG&E Corporation common stock attributable to your account as of March 21, 2022. Enclosed is a Joint Proxy Statement that sets forth the business to be conducted at the meeting. Please mark your instructions on the card below, and sign, date, and return it in the postage-paid envelope provided.
As an alternative to completing and mailing the voting instruction card, you may submit your voting instructions over the Internet at cesvote.com or by touch-tone telephone at
1-888-693-8683. Please have your voting instruction card in hand when submitting your voting instructions over the Internet or by telephone. These Internet and telephone voting procedures comply with California law. Participants who also own stock outside the Plan will receive a separate proxy card or voting instruction card for those shares.
If you do not return your card, if it is not signed and dated, or if you do not otherwise provide voting directions via telephone or the Internet, the Trustee will not vote the shares attributable to your Plan account.
Voting instruction card must be signed and dated on the reverse side.
Please fold and detach card at perforation before mailing.

PG&E CORPORATION VOTING INSTRUCTION CARD
This card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If you sign but do not otherwise complete the voting instruction card, you will be instructing the Trustee to vote all shares in accordance with the recommendations of the Board of Directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MANAGEMENT PROPOSALS 1, 2, 3, AND 4.

1.Election of Directors
Nominees are:

	FOR	AGAINST	ABSTAIN
(1) Rajat Bahri	☐	☐	☐
(2) Jessica L. Denecour	☐	☐	☐
(3) Admiral Mark E. Ferguson III, USN (ret.)	☐	☐	☐
(4) Robert C. Flexon	☐	☐	☐
(5) W. Craig Fugate	☐	☐	☐
(6) Patricia K. Poppe	☐	☐	☐
(7) Dean L. Seavers	☐	☐	☐
(8) William L. Smith	☐	☐	☐

2. Advisory Vote on Executive Compensation	☐ FOR	☐ AGAINST	☐ ABSTAIN
3. Ratification of Deloitte and Touche LLP as the Independent Public Accounting Firm	☐ FOR	☐ AGAINST	☐ ABSTAIN
4. Management Proposal to Amend the PG&E Corporation Articles of Incorporation	☐ FOR	☐ AGAINST	☐ ABSTAIN
IMPORTANT—THIS VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE.